SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                        APRIL 19, 1999 (APRIL 12, 1999)

                             HENLEY HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)

                                      TEXAS
                 (State or other jurisdiction of incorporation)

            0-21054                                      76-0511324
      (Commission File Number)                 (IRS Employer Identification No.)

 120 INDUSTRIAL BOULEVARD, SUGAR LAND, TEXAS               77478
  (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (281) 276-7000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

PRIVATE PLACEMENT OF SERIES C CONVERTIBLE PREFERRED STOCK

      On April 12, 1999, Henley Healthcare, Inc., a Texas corporation (the "Company"), sold in a private placement 750 units (the "Series C Units") consisting of (i) one share of the Company's Series C Convertible Preferred Stock, par value $.10 per share (the "Series C Shares"), convertible into shares of the Company's common stock, par value $.01 per share (the "Common Stock"), and (ii) a warrant (the "Series C Warrant") to acquire 166.667 shares of Common Stock, for a purchase price of $1,000 per unit, to Zanett Lombardier, Ltd. (the "Purchaser"), an accredited investor. The Series C Shares bear no dividend, and the holders of the Series C Shares are not entitled to receive any dividends on the Series C Shares. The Series C Shares are convertible into the Company's Common Stock at the lesser of (i) 87% of the average closing bid price for the Company's Common Stock as reported by Nasdaq for any three consecutive trading days chosen by the holder of the Series C Shares during the period beginning on the twentieth day prior to the conversion date for such conversion and ending on such conversion date, or (ii) $2.875, the closing price for the Company's Common Stock on April 12, 1999; PROVIDED; HOWEVER, that the conversion price shall not be less than $1.75 if the Company meets certain quarterly and annual revenue and net income tests for the first quarter of 1999 and continues to meets such tests in the future. The Series C Warrants have an exercise period of 48 months and an exercise price of $2.64 per share. The placement agent, The Zanett Securities Corporation, received a commission of 9.5% and a nonaccountable expense allowance of $55,000, as well as warrants to acquire 62,500 shares of Common Stock with the same terms as the Series C Warrants sold to the Purchaser. The Company has agreed to file a registration statement covering the resale of the shares of Common Stock issuable upon the conversion of the Series C Shares and exercise of the Series C Warrants sold to the Purchaser and issued to the placement agent as described above.

      Pursuant to the terms of the Statement of Designation of Rights and Preferences of the Series C Preferred Stock, the Company is not required to issue shares of its Common Stock on conversion of the Series C Shares unless such shares of Common Stock have been approved for listing on the exchange or market on which the Common Stock is trading. In such an event, until the Company obtains the requisite shareholder approval, the Company is not obligated to issue shares in excess of the amount of shares which does not require shareholder approval, which under the Nasdaq SmallCap rule is 20% of the Company's outstanding Common Stock. Therefore, until the Company receives shareholder approval, the Series C Shares will not be convertible into more than the number of shares of Common Stock which may be listed under the Nasdaq SmallCap Rules without obtaining shareholder approval. The Company has agreed to seek shareholder approval for the issuance of the Series C Shares at its 1999 Annual Meeting of Shareholders, to be held on or before July 1, 1999, in order to eliminate this limit on the shares of Common Stock issuable on conversion of the Series C Shares.

AMENDMENT OF SERIES B STATEMENT OF DESIGNATION AND RELATED WARRANTS

      In connection with the private placement of the Series C Units, the Company also (i) amended the Statement of Designation of Rights and Preferences of its Series B Convertible Preferred Stock (the "Series B Statement of Designation") and (ii) amended and restated certain

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warrants (the "Series B Warrants") to purchase Common Stock issued in connection with the private placement of shares of Series B Convertible Preferred Stock
(the "Series B Shares") on July 1 and August 10, 1998. The Series B Statement of Designation was amended to change the Fixed Conversion Price (as defined therein) to $4.00 from 110% of the five day average closing bid price of the Common Stock on the original issuance date, which was $5.961 for the 2,500
Series B Shares sold on July 1, 1998 and $5.665 for the 2,200 Series B Shares sold on August 10, 1998. The Series B Warrants were amended to reduce the exercise price from $6.00 to $2.64.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   EXHIBITS.

      The following exhibits, from which schedules and exhibits have been omitted and will be furnished to the Commission upon its request, are filed with this report on Form 8-K.


3.1       --   Statement of Designation of Rights and  Preferences of the Series
               C Convertible Preferred Stock of the Company.

3.2       --   Articles of Amendment to the Company's Articles of Incorporation
               amending the Statement of Designation of Rights and Preferences of the Series B Convertible Preferred Stock.

4.1       --   Registration  Rights Agreement dated as of April 12, 1999, by and among the Company, Zanett Lombardier, Ltd. and Zanett Securities
               Corporation.

4.2       --   Form of Series C Warrant.

4.3       --   Amendment and Exchange Agreement dated as of April 12, 1999 among the Company, Zanett Lombardier, Ltd., Goldman Sachs
               Performance Partners, L.P., Goldman Sachs Performance Partners
               (Offshore), L.P. and Zanett Securities Corporation.

4.4       --   Form of Replacement Series B Warrant.

10.1      --   Securities Purchase Agreement dated as of April 12, 1999,
               between the Company and Zanett Lombardier, Ltd.

10.2      --   Placement Agency Agreement dated as of April 12, 1999 between the Company and Zanett Securities Corporation.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HENLEY HEALTHCARE, INC.

                                          By:   /s/ DAN D. SUDDUTH
                                                Dan D. Sudduth,
                                                EXECUTIVE VICE PRESIDENT

April 19, 1999

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                                    EXHIBITS

3.1       --   Statement of Designation of Rights and  Preferences of the Series
               C Convertible Preferred Stock of the Company.

3.2       --   Articles of Amendment to the Company's Articles of Incorporation
               amending the Statement of Designation of Rights and Preferences of the Series B Convertible Preferred Stock.

4.1       --   Registration  Rights Agreement dated as of April 12, 1999, by and among the Company, Zanett Lombardier, Ltd. and Zanett Securities
               Corporation.

4.2       --   Form of Series C Warrant.

4.3       --   Amendment and Exchange Agreement dated as of April 12, 1999 among the Company, Zanett Lombardier, Ltd., Goldman Sachs
               Performance Partners, L.P., Goldman Sachs Performance Partners
               (Offshore), L.P. and Zanett Securities Corporation.

4.4       --   Form of Replacement Series B Warrant.

10.1      --   Securities Purchase Agreement dated as of April 12, 1999,
               between the Company and Zanett Lombardier, Ltd.

10.2      --   Placement Agency Agreement dated as of April 12, 1999 between the Company and Zanett Securities Corporation.

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